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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
❑ Definitive Proxy Statement
❑ Definitive Additional Materials
❑ Soliciting Material under Section 240.14a-12

ENERGY & ENGINE TECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:
None

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NA

4)	Proposed maximum aggregate value of transaction:
NA

5)	Total fee paid:
NA

SEC 1913 (04-04)	Persons who are to respond to the collection of information contained
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currently valid OMB control number.

☐	Fee paid previously with preliminary materials

☐
Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid: ________________________

2)	Form, Schedule or Registration Statement No: __________________

3)	Filing Party: ______________________

4)	Date Filed: ______________________

WRITTEN CONSENT OF THE SHAREHOLDERS OF
ENERGY & ENGINE TECHNOLOGY CORPORATION

The undersigned, constituting stockholders holding a majority of the shares of Common Stock of Energy & Engine Technology Corporation, a Nevada corporation (the "Corporation"), do hereby consent, pursuant to NRS 78.320, to the implementation of the following resolution, in lieu of a special Meeting of the Shareholders of the Corporation, to have the same full force and effect as if passed at a special Meeting of the Shareholders, and is solicited on behalf of the Corporation’s Board of Directors. We have attached a separate consent card to this Written Consent so that you may address each matter presented in this Consent separately. To either consent, not consent or abstain on each issue, please fill out the Consent Card and return it to the Company pursuant to the instructions set forth. Note that you must indicate your approval/disapproval/abstention for each director and each other matter to be passed upon by checking the appropriate box.

RESOLVED, that the Corporation's Articles of Incorporation are amended to include the following amendment:

Increase in authorized shares. Article IV is hereby amended in its entirety to read as follows:

Article IV - Stock

The aggregate number of shares which this corporation shall have the authority to issue is 500,000,000 shares of Common Stock, par value $.001 per share

; and it is hereby

FURTHER RESOLVED, that the officers of the Corporation hereby are, and each of them hereby is, authorized to execute and deliver any documents and take any actions necessary to comply with the terms and intent of the foregoing resolutions and to consummate the transactions contemplated hereby and thereby. This consent may be executed in counterparts all of which taken together shall constitute one original consent.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of this __ day of _________, 2005.

Name

Address

City, State, Zip Code, Country

E-mail address

Telephone Number

Number of Shares Owned (as of August 29, 2005)

CONSENT CARD

CONSENT SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS
FOR THE WRITTEN CONSENT IN LIEU OF AN ANNUAL MEETING OF SHAREHOLDERS OF
ENERGY & ENGINE TECHNOLOGY CORPORATION

The undersigned hereby grants consent, opposes granting consent or abstains from granting consent with regard to all of the shares of Common Stock of the Company which it has the power to vote as of August 29, 2005. This consent will be applied as specified by the undersigned. If no choice is specified, this Consent will constitute consent FOR the resolution specified herein as more fully set forth in the Written Consent of the Shareholders of Energy & Engine Technology Corporation to which this Consent Card is attached.

Please fill out and sign this card promptly and return to the Company via telefax at (972) 732-6440, attention Corporate Secretary, or via regular mail at 5308 West Plano Parkway, Plano, Texas 75093.

Resolution 1:

☐	Yes	☐	No	☐	Abstain

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of this __ day of _________, 2005.

Name

Address

City, State, Zip Code, Country

E-mail address

Telephone Number

Number of Shares Owned (as of August 29, 2005)

ENERGY & ENGINE TECHNOLOGY CORPORATION
5308 West Plano Parkway
Plano, Texas 75093

NOTICE OF SHAREHOLDER ACTION TO BE TAKEN BY
WRITTEN CONSENT SEPTEMBER --__, 2005 OR THEREAFTER

The actions, described below, will be approved by written consent of holders of a majority of the outstanding (as of August 29, 2005) Common Stock of the Company.

This Proxy Statement, which is being mailed to shareholders on or about September __, 2005, is furnished in accordance with the requirements of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, by Energy & Engine Technology Corporation, a Nevada corporation (the "Company").

Notice is hereby given that the holders of a majority of the outstanding shares of the Company's common stock will act by written consent to approve the following actions in lieu of a Special Meeting of Shareholders.

A.	To amend the Corporation's Articles of Incorporation to increase authorized shares to 500,000,000.

The Board of Directors has fixed the close of business on August 29, 2005 as the record date (the "Record Date") for determining shareholders entitled to notice of the Written Consent. Only shareholders of record of the Company's Common Stock at the close of business on August 29, 2005 are entitled to notice of the written consent.

By the order of the Board of Directors

/s/ Willard G. McAndrew, III
Willard G. McAndrew, III
CEO and President
Plano Texas
August 30, 2005

PLEASE BE ASSURED THAT YOUR CONSENT IS IMPORTANT. TO ENSURE THAT YOUR CONSENT WILL BE COUNTED TOWARD THE NUMBER OF SHARES NECESSARY FOR MAJORITY CONSENT, PLEASE SIGN THE ENCLOSED CONSENT FORM AND RETURN TO THE COMPANY VIA TELEFAX AT (972) 732-6440, ATTENTION CORPORATE SECRETARY.

ENERGY & ENGINE TECHNOLOGY CORPORATION

PROXY STATEMENT
FOR WRITTEN CONSENT IN LIEU OF SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is furnished in connection with the solicitation of written consents by and on behalf of the Board of Directors of Energy & Engine Technology Corporation ("EENT"), a Nevada corporation, with its principal executive offices at 5308 West Plano Parkway, Plano, Texas 75093 (the "Company"), for a Written Consent in Lieu of a Special Meeting of Stockholders (the "Consent").

The cost of the solicitation will be borne by the Company. Certain of the officers and regular employees of the Company may solicit consents by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about September __, 2005, immediately upon filing of the Definitive Proxy Statement with the SEC.

The Company's Board of Director has fixed the close of business on August 29, 2005 as the record date ("Record Date") for the Consent. Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and give their written consent. As of the Record Date, there were outstanding and entitled to vote 128,397,500 shares of Common Stock, $.001 par value (the "Common Stock"), of the Company.

Consents will be tabulated by the Company. The consents on each matter submitted to stockholders will be tabulated in the aggregate.

THE ENCLOSED CONSENT, IF EXECUTED AND RETURNED, WILL BE COUNTED AS SET FORTH AS DIRECTED IN THE CONSENT. THE CONSENT WILL BECOME EFFECTIVE UPON RECEIPT OF EXECUTED CONSENTS CONSTITUTING 50.1% OF THE ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE THEREON. THIS CONSENT IS NOT REVOCABLE.

There are no rights of appraisal or similar rights of dissenters with respect to any matter to be voted upon pursuant to this Proxy Statement.

PROPOSAL 1

INCREASE IN AUTHORIZED CAPITAL STOCK

The Board of Directors of the Company authorized an amendment to Article IV of its Articles of Incorporation to allow for an increase in the capital stock of the Company. This amendment increases the total number of authorized shares from 280,000,000 to 500,000,000.

The proposed amendment is as follows:

Increase in authorized shares.

Article IV - Stock

The aggregate number of shares which this corporation shall have the authority to issue is 500,000,000 shares of Common Stock, par value $.001 per share.

This new Article IV increases the authorized capital stock of the Company from $280,000 consisting of 280,000,000 shares of its Common Stock, par value $.001 per share, to $500,000 consisting of 500,000,000 shares of its Common Stock, par value $.001 per share.

No other changes were made to Article IV.

The Board of Directors believes that this amendment will provide us with greater flexibility in capitalization, including potential future equity offerings (which may have a dilutive effect), by increasing authorized capital to allow issuance of an additional 220,000,000 shares of Common Stock, though there are no current finalized arrangements by the Company that would result in the issuance of the additional authorized shares.

The Board of Directors recommends a vote FOR Proposal 1.

DISSENTERS' RIGHTS

There are no dissenters' rights applicable to the amendments to the matters set forth to the vote set forth herein.

AMENDMENT TO THE ARTICLES OF INCORPORATION AND VOTE
REQUIRED FOR APPROVAL

Under Section 78.390 of the Nevada Revised Statutes, an amendment to the Articles of Incorporation may be enacted by the Board passing a resolution to the effect and then submitting the resolution to a vote of the shareholders of the Corporation, which may pass the resolution upon a majority vote of the shares entitled to vote thereon as of a set record date.

POTENTIAL ANTI-TAKEOVER EFFECT OF CERTAIN PROVISIONS

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. By increasing the number of shares available to authorize and issue, the Company has caused a potential anti takeover effect by creating potential dilution to the number of outstanding shares. Such dilution will cause a party attempting a takeover to be required to buy more shares of the Company stock and to expend additional resources to accomplish such a measure.

Other matters presented herein, if approved by the shareholders, could also have potential anti-takeover effects as discussed above with respect to the description of those provisions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, if the proposed amendments to our Articles of Incorporation or By Laws are passed, which is not shared by all other stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of August 29, 2005, the record date set by the Company’s Board of Directors, the total number of shares owned beneficially by each of Registrant's directors, officers and key employees, individually and as a group, and the present owners of 5% or more of total outstanding shares. The stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares. Applicable percentages are based on 128,397,500 shares outstanding on August 29, 2005.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common Stock	Willard G. McAndrew III 5308 W. Plano Parkway Plano, Texas 75093	11,257,997 (A) (D)	10.68%(B)

Common Stock	Roger N. Wurtele 5308 W. Plano Parkway Plano, Texas 75093	11,207,997 (A) (D)	10.64% (B)

Common Stock	Jolie G. Kahn 5308 W. Plano Parkway Plano, Texas 75093	7,218,518 (A) (D)	7.86%(B)

All Officers and Directors as a Group		29,684,512 (D)	29.18% (B)

Common Stock	Kevin W. Smyth	21,563,654 (C) (D)	17.10%(B)

*(A) = The individual had 4,075,000 warrants which are currently exercisable as of August 29, 2005, not reflected in the amount of shares.
*(B) = Percentages reflect ownership if all warrants owned on August 29, 2005 were exercised.
*(C) = The individual had 3,000,000 warrants which are currently exercisable as of August 29, 2005, not reflected in the amount of shares.
*(D) = Direct Beneficial Ownership.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

There were no delinquent filings, to the best of our knowledge.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

Recent changes in the regulations regarding the delivery of copies of information materials and annual reports to shareholders permit the Company to send one annual report and information statement to multiple shareholders who share the same address under certain circumstances, unless otherwise requested. This practice is known as "householding". If a shareholder sharing an address who now receives only one copy of the Company's annual report and information statement per household wishes to receive separate copies of these materials, then the shareholder should contact Energy & Engine Technology Corporation at 5308 West Plano Parkway, Plano Texas 75093, phone number 972-732-6360.

If a shareholder of record sharing an address who currently receives multiple copies of the Company's annual report and information statement wishes to receive only one copy of these materials per household in the future, then the shareholder should also contact the Company by mail as instructed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 30, 2005	ENERGY & ENGINE TECHNOLOGY CORPORATION

By: /s/ Willard G. McAndrew, III
Name: Willard G. McAndrew, III
Title: CEO and President